EXHIBIT 10.1

AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT
AND
REAFFIRMATION OF PERFORMANCE GUARANTY
This AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT AND REAFFIRMATION OF PERFORMANCE GUARANTY (this “Amendment”), dated as of April 23, 2020, is entered into by and among OLIN FINANCE COMPANY, LLC (“Olin Finance”), as borrower under the Receivables Financing Agreement (as defined below) (in such capacity, together with its successors and permitted assigns in such capacity, the “Borrower”), OLIN CORPORATION (“Olin”), as initial servicer under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), as a committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Committed Lender”), and as group agent for the PNC Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent”), THE TORONTO-DOMINION BANK (“TD Bank”), as a related committed lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Related Committed Lender” and together with PNC as a Committed Lender, the “Committed Lenders”) and as group agent for the TD Bank Group under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, a “Group Agent” and together with PNC as Group Agent, the “Group Agents”), COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK, as conduit lender under the Receivables Financing Agreement (in such capacity, together with its successors and permitted assigns in such capacity, “Conduit Lender”) and the various other Lenders and Group Agents from time to time party to the Receivables Financing Agreement, and acknowledged and agreed to by PNC CAPITAL MARKETS LLC, as structuring agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Structuring Agent”), and is reaffirmed by, with respect to Section 11 hereof, Olin, as performance guarantor (in such capacity, together with its successors and permitted assigns in such capacity, the “Performance Guarantor”).
BACKGROUND
WHEREAS, the Borrower, the Servicer, the Persons from time to time party thereto as Lenders and as Group Agents, the Administrative Agent, and, solely with respect to Section 10.10 thereof, the Structuring Agent, entered into the Receivables Financing Agreement as of December 20, 2016 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Original Receivables Financing Agreement”; as may be further amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);

WHEREAS, the Performance Guarantor entered into the Performance Guaranty as of December 20, 2016 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Performance Guaranty”) in favor of, and as accepted by, the Administrative Agent;
WHEREAS, TD Bank, as a Related Committed Lender and as Group Agent for the TD Bank Group, Conduit Lender, and Olin Finance, as Borrower, entered into the Assumption Agreement, dated as of April 23, 2020 (as may be amended, restated supplemented or otherwise modified from time to time, the “Assumption Agreement”) and effective immediately prior to the effectiveness of this Amendment; and
WHEREAS, the parties hereto wish to further amend the Original Receivables Financing Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Receivables Financing Agreement.
SECTION 2.    Amendments to Original Receivables Financing Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Original Receivables Financing Agreement is hereby amended as follows:
(a)    The definitions of “Concentration Reserve Percentage”, “Dilution Ratio”, “Dilution Reserve Percentage”, “Excess Concentration”, “Facility Limit”, “Loss Horizon Ratio”, “Loss Horizon Terms Component” and “Loss Reserve Percentage” set forth in Section 1.01 of the Original Receivables Financing Agreement are hereby deleted and replaced in their entirety with the following, respectively:
“Concentration Reserve Percentage” means, at any time of determination, the largest of: (a) the sum of the five (5) largest Obligor Percentages of the Group D Obligors, (b) the sum of the three (3) largest Obligor Percentages of the Group C Obligors, (c) the sum of the two (2) largest Obligor Percentages of the Group B Obligors, and (d) the largest Obligor Percentage of the Group A Obligors.
“Dilution Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each Fiscal Month by dividing: (a) the aggregate amount of Deemed Collections during such Fiscal Month (other than amounts that relate to amounts covered by the Contractual Dilution Accrual), by (b) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the month that is two months prior to such Fiscal Month.

“Dilution Reserve Percentage” means, on any day, the product of (a) the Dilution Horizon Ratio multiplied by (b) the sum of (i) 2.50 times the average of the Dilution Ratios for the twelve (12) most recent Fiscal Months and (ii) the Dilution Volatility Component.
“Excess Concentration” means the sum of the following amounts, without duplication:

(a)
the sum of the amounts calculated for each of the Obligors equal to the excess (if any) of (i) aggregate Outstanding Balance of the Eligible Receivables of such Obligor, over (ii) the product of (x) such Obligor’s Concentration Percentage, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables; plus

(b)
the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are Governmental Authorities, net of any other Excess Concentration amounts, over (ii) the product of (x) seven and one half percent (7.5%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(c)
excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are Eligible Foreign Obligors organized in, and whose principal place of business is in, a country that has a long-term sovereign foreign-currency rating equal to or greater than “BBB-” by S&P and “Baa3” by Moody’s, net of any other Excess Concentration amounts, over (ii) the product of (x) ten percent (10.0%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(d)
excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are (A) Eligible Foreign Obligors organized in, and whose principal place of business is in, a country that has a long-term sovereign foreign-currency rating less than “BBB-” by S&P or “Baa3” by Moody’s, and (B) Group A Obligors, Group B Obligors and Group C Obligors, net of any other Excess Concentration amounts, over (ii) the product of (x) seven and one half percent (7.50%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(e)
the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible In-Transit Receivables, over (ii) the product of (x) if a Ratings Event has occurred and is continuing, zero percent (0.0%), otherwise, five percent (5.0%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(f)
the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, that have a due date greater than 90 days, but less than or equal to 210 days after the original invoice date of such Eligible Receivables, net of any other Excess Concentration amounts, over (ii) the product of (x) fifteen percent (15.0%), multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool.
“Facility Limit” means $250,000,000 as reduced or increased from time to time pursuant to Section 2.02(e) or 2.02(g), as applicable. References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital.
“Loss Horizon Ratio” means, for any Fiscal Month, the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed, as of the last day of such Fiscal Month, by dividing: (a) the sum of (i) the aggregate initial Outstanding Balance of all Pool Receivables generated by the Originators during the five (5) most recent Fiscal Months, plus (ii) if the weighted average payment terms is greater than thirty (30) days, the product of (x) the Loss Horizon Terms Component, and (y) the aggregate initial Outstanding Balance of all Pool Receivables originated by the Originators during the sixth (6th) most recent Fiscal Month; by (b) the Net Receivables Pool Balance as of such date.
“Loss Horizon Terms Component” means (i) if the weighted average payment terms is less than or equal to thirty (30) days, zero (0) or (ii) if the weighted average payment terms is greater than thirty (30) days, the weighted average payment terms minus thirty (30), divided by (B) thirty (30).
“Loss Reserve Percentage” means, at any time of determination, the product of (a) 2.50, times (b) the highest average of the Default Ratios for any three consecutive Fiscal Months during the twelve (12) most recent Fiscal Months, times (c) the Loss Horizon Ratio.
(b)    Subsection (d) of the definition of “Eligible Receivables” set forth in Section 1.01 of the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the following:
(d)    that does not have a due date that, subject to limitations set forth in the definition of “Excess Concentration”, is more than two hundred ten (210) days after the original invoice date of such Receivable;
(c)    Section 7.01(h) of the Original Receivables Financing Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:
(h)    Payments on Receivables, Collection Accounts. The Borrower (or the Servicer on its behalf) will, and will cause each Originator to, at all times, instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account or a Lock-Box. The Borrower (or the Servicer on its behalf) will, and will cause each Originator to, at all times, maintain such books and records as are necessary to identify Collections received from time to time on Pool Receivables and to segregate such Collections from other property of the Servicer and the Originators. If any payments on the Pool Receivables or other Collections are received by the Borrower, the Servicer or an Originator, it shall hold such payments in trust for the benefit of the Administrative Agent, the Group Agents and the other Secured Parties and promptly (but in any event within one (1) Business Day after receipt) remit such funds into a Collection Account. The Borrower (or the Servicer on its behalf) will cause each Collection Account Bank to comply with the terms of each applicable Account Control Agreement. The Borrower shall not instruct any Person other than the Obligors (and the Excluded Obligors to the extent permitted pursuant to the proviso below) to deposit funds other than Collections on Pool Receivables, other Collateral and remittances of funds for Excluded Receivables (subject to the proviso below) into any Collection Account. If such funds are nevertheless deposited into any Collection Account, the Borrower (or the Servicer on its behalf) will within two (2) Business Days, (x) identify and transfer such funds to the appropriate Person entitled to such funds and (y) shall instruct such Person to no longer deposit any such funds into any such Collection Account. Except as permitted by this Section, the Borrower will not, and will not permit the Servicer, any Originator or any other Person to commingle Collections or other funds to which the Administrative Agent, any Group Agent or any other Secured Party is entitled, with any other funds; provided, that, with respect to any Excluded Receivables the Obligor of which is Oxy Vinyls, LP, on or before May 7, 2020, and with respect to all other Excluded Receivables, on or before July 23, 2020, or such later date as it may be consented to by the Majority Group Agents, such commingling shall be permitted solely with respect to remittance of funds for Excluded Receivables; provided, further, that with respect to any Excluded Receivables the Obligor of which is Oxy Vinyls, LP, after May 7, 2020, and with respect to all other Excluded Receivables, after July 23, 2020, the Borrower shall instruct the Servicer, such Originator or such Person to (x) transfer such funds related to the Excluded Receivables into an account other than a Collection Account, (y) no longer deposit any such funds into any such Collection Account and (z) instruct the Excluded Obligors to no longer deposit any such funds into any such Collection Account. The Borrower shall only add a Collection Account (or a related Lock-Box) or a Collection Account Bank to those listed on Schedule II to this Agreement, if the Administrative Agent has received notice of such addition and an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto) in form and substance acceptable to the Administrative Agent from the applicable Collection Account Bank. The Borrower shall only terminate a Collection Account Bank or close a Collection Account (or a related Lock-Box) with the prior written consent of the Administrative Agent.
(d)    Section 7.02(f) of the Original Receivables Financing Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:
(f)    Payments on Receivables, Collection Accounts. The Servicer will at all times, instruct all Obligors to deliver payments on the Pool Receivables to a Collection Account or a Lock-Box. The Servicer will, at all times, maintain such books and records as are necessary to identify Collections received from time to time on Pool Receivables and to segregate such Collections from other property of the Servicer and the Originators. If any payments on the Pool Receivables or other Collections are received by the Borrower, the Servicer or an Originator, it shall hold such payments in trust for the benefit of the Administrative Agent, the Group Agents and the other Secured Parties and promptly (but in any event within one (1) Business Day after receipt) remit such funds into a Collection Account. The Servicer shall not instruct any Person other than the Obligors (and the Excluded Obligors to the extent permitted pursuant to the proviso below) to deposit funds other than Collections on Pool Receivables, other Collateral and remittances of funds for Excluded Receivables (subject to the proviso below) into any Collection Account. If such funds are nevertheless deposited into any Collection Account, the Servicer will within two (2) Business Days (x) identify and transfer such funds to the appropriate Person entitled to such funds and (y) shall instruct such Person to no longer deposit any such funds into any such Collection Account. Except as permitted by this Section, the Servicer will not, and will not permit the Borrower, any Originator or any other Person to commingle Collections or other funds to which the Administrative Agent, any Group Agent or any other Secured Party is entitled, with any other funds; provided, that, with respect to any Excluded Receivables the Obligor of which is Oxy Vinyls, LP, on or before May 7, 2020, and with respect to all other Excluded Receivables, on or before July 23, 2020, or such later date as it may be consented to by the Majority Group Agents, such commingling shall be permitted solely with respect to remittance of funds for Excluded Receivables; provided, further, that with respect to any Excluded Receivables the Obligor of which is Oxy Vinyls, LP, after May 7, 2020, and with respect to all other Excluded Receivables, after July 23, 2020, the Servicer shall instruct the Borrower, such Originator or such Person to (x) transfer such funds related to the Excluded Receivables into an account other than a Collection Account, (y) no longer deposit any such funds into any such Collection Account and (z) instruct the Excluded Obligors to no longer deposit any such funds into any such Collection Account. The Servicer shall only add a Collection Account (or a related Lock-Box), or a Collection Account Bank to those listed on Schedule II to this Agreement, if the Administrative Agent has received notice of such addition and an executed and acknowledged copy of an Account Control Agreement (or an amendment thereto) in form and substance acceptable to the Administrative Agent from the applicable Collection Account Bank. The Servicer shall only terminate a Collection Account Bank or close a Collection Account (or a related Lock-Box) with the prior written consent of the Administrative Agent.
(e)    Section 9.01(f) of the Original Receivables Financing Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:
(f)    (i) the average for three (3) consecutive Fiscal Months of: (A) the Default Ratio shall exceed one hand a half percent (1.50%), (B) the Delinquency Ratio shall exceed three percent (3.00%) or (C) the Dilution Ratio shall exceed four and three quarters percent (4.75%) or (ii) the Days’ Sales Outstanding shall exceed sixty (60) days;
(f)    Section 4.06 of the Original Receivables Financing Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
SECTION 4.06.    Successor Adjusted LIBOR or LMIR.
(a)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if the Administrative Agent determines that a Benchmark Transition Event or an Early Opt-in Event has occurred, the Administrative

Agent and the Borrower may amend this Agreement to replace Adjusted LIBOR or LMIR, as applicable, with a Benchmark Replacement; and any such amendment will become effective at 5:00 p.m. New York City time on the fifth (5th) Business Day after the Administrative Agent has provided such proposed amendment to all Lenders, so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from the Majority Group Agents. Until the Benchmark Replacement is effective, each advance, conversion and renewal of a Loan under Adjusted LIBOR or LMIR, as applicable, will continue to bear interest with reference to Adjusted LIBOR or LMIR, as applicable; provided however, during a Benchmark Unavailability Period (i) any pending selection of, conversion to or renewal of a Loan bearing interest under Adjusted LIBOR or LMIR, as applicable, that has not yet gone into effect shall be deemed to be a selection of, conversion to or renewal of the Base Rate with respect to such Loan, (ii) all outstanding Loans bearing interest under Adjusted LIBOR or LMIR, as applicable, shall automatically be converted to the Base Rate at the expiration of the existing Interest Period (or sooner, if Administrative Agent cannot continue to lawfully maintain such affected Loan under Adjusted LIBOR or LMIR, as applicable) and (iii) the component of the Base Rate based upon Adjusted LIBOR or LMIR, as applicable, will not be used in any determination of the Base Rate.
(b)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(c)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement, (ii) the effectiveness of any Benchmark Replacement Conforming Changes and (iii) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or the Majority Group Agents pursuant to this Section 4.06 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 4.06.
(d)    Certain Defined Terms. As used in this Section 4.06:
“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to Adjusted LIBOR or LMIR, as applicable, for U.S. dollar-denominated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of Adjusted LIBOR or LMIR, as applicable, with an alternate benchmark rate for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower (a) giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of Adjusted LIBOR or LMIR, as applicable, with the applicable Benchmark Replacement (excluding such spread adjustment) by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for such replacement of Adjusted LIBOR or LMIR, as applicable, for U.S. dollar-denominated credit facilities at such time and (b) which may also reflect adjustments to account for (i) the effects of the transition from Adjusted LIBOR or LMIR, as applicable, to the Benchmark Replacement and (ii) yield- or risk-based differences between Adjusted LIBOR or LMIR, as applicable, and the Benchmark Replacement.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“Benchmark Replacement Date” means the earlier to occur of the following events with respect to Adjusted LIBOR or LMIR, as applicable:
(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of Adjusted LIBOR or LMIR, as applicable, permanently or indefinitely ceases to provide Adjusted LIBOR or LMIR, as applicable; or

(2)     in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to Adjusted LIBOR or LMIR, as applicable:
(1)     a public statement or publication of information by or on behalf of the administrator of Adjusted LIBOR or LMIR, as applicable, announcing that such administrator has ceased or will cease to provide Adjusted LIBOR or LMIR, as applicable, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Adjusted LIBOR or LMIR, as applicable;
(2)     a public statement or publication of information by a Governmental Authority having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of Adjusted LIBOR or LMIR, as applicable, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for Adjusted LIBOR or LMIR, as applicable, a resolution authority with jurisdiction over the administrator for Adjusted LIBOR or LMIR, as applicable, or a court or an entity with similar insolvency or resolution authority over the administrator for Adjusted LIBOR or LMIR, as applicable, which states that the administrator of Adjusted LIBOR or LMIR, as applicable, has ceased or will cease to provide Adjusted LIBOR or LMIR, as applicable, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Adjusted LIBOR or LMIR, as applicable; or
(3)     a public statement or publication of information by the regulatory supervisor for the administrator of Adjusted LIBOR or LMIR, as applicable, or a Governmental Authority having jurisdiction over the Administrative Agent announcing that Adjusted LIBOR or LMIR, as applicable, is no longer representative.
“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Adjusted LIBOR or LMIR, as applicable, and solely to the extent that Adjusted LIBOR or LMIR, as applicable, has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced Adjusted LIBOR or LMIR, as applicable, for all purposes hereunder in accordance with Section 4.06 and (y) ending at the time that a Benchmark Replacement has replaced Adjusted LIBOR or LMIR, as applicable, for all purposes hereunder pursuant to Section 4.06.
“Early Opt-in Event” means a determination by the Administrative Agent that U.S. dollar-denominated credit facilities being executed at such time, or that include language similar to that contained in this Section 4.06, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace Adjusted LIBOR or LMIR, as applicable.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
(g)    Section 4.07 of the Original Receivables Financing Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:
SECTION 4.07.    LIBOR Notification. Section 4.06(a) of this Agreement provides a mechanism for determining an alternative rate of interest in the event that the London interbank offered rate is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “Adjusted LIBOR” or “LMIR”, as applicable, or with respect to any alternative or successor rate thereto, or replacement rate therefor.
(h)    Section 13.03(j) of the Original Receivables Financing Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:
(j)    Pledge to a Federal Reserve Bank. Notwithstanding anything to the contrary set forth herein, (i) any Lender, Program Support Provider or any of their respective Affiliates may at any time pledge or grant a security interest in all or any portion of its interest in, to and under this Agreement (including, without limitation, rights to payment of Capital and Interest) and any other Transaction Document to secure its obligations to a Federal Reserve Bank or Bank of Canada, without notice to or the consent of the Borrower, the Servicer, any Affiliate thereof or any Credit Party; provided, however, that that no such pledge shall relieve such assignor of its obligations under this Agreement.
(i)    Schedule I to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit A attached hereto.
(j)    Schedule III to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit B attached hereto.
(k)    Schedule V to the Original Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit C attached hereto.
SECTION 3.    Representations, Warranties and Enforceability. Each of the Borrower and the Servicer hereby represents and warrants to the Administrative Agent, the Group Agents, and the Lenders, as applicable, as of the date hereof with respect to itself, as follows:

(a)    the representations and warranties of it contained in Section 6.01 and Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case, such representations and warranties shall be true and correct as made) on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects (unless such representations and warranties contain a materiality qualification, in which case such representations and warranties shall be true and correct as made) on and as of such earlier date;
(b)    no event has occurred and is continuing, or would result from this Amendment, that constitutes an Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement; and
(c)    (i) the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Receivables Financing Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary action on its part and (ii) this Amendment and the Receivables Financing Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
SECTION 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    The Administrative Agent shall have received a fully executed counterpart of (i) this Amendment, (ii) the Amendment No. 2 to Purchase and Sale Agreement, dated as of the date hereof, by and among the Originators (as defined therein), Olin Finance, as buyer, and Olin, as the servicer, and acknowledged and agreed to by the Group Agents, (iii) the Second Amended and Restated Fee Letter, dated as of the date hereof, by and among PNC, as the Administrative Agent, as a Committed Lender and as a Group Agent, and TD Bank, as a Related Committed Lender and as a Group Agent, and Conduit Lender, and acknowledged and agreed to by the Borrower and by the Structuring Agent and (iv) the Assumption Agreement, dated as of the date hereof, by and between TD Bank, as a Related Committed Lender and as a Group Agent, Conduit Lender, and Olin Finance, as Borrower (collectively, the “Amendment Documents”).
(b)    Each Group Agent shall have received favorable opinions addressed to each Group Agent, in form and substance satisfactory to such Group Agents, from counsel to the Borrower, the Servicer and the Performance Guarantor covering certain corporate, enforceability and no conflicts matters as may be reasonably requested by such Group Agents.
(c)    TD Bank, as a Group Agent, shall have received favorable reliance letters addressed to it, in form and substance satisfactory to it, from counsel to the Borrower, the Servicer, the Performance Guarantor and the Originators with respect to each opinion delivered in connection with the closing of the Receivables Financing Agreement on December 20, 2016.

(d)    The Administrative Agent shall have received such documents and certificates as the Administrative Agent shall have reasonably requested on or prior to the date hereof.
(e)    PNC, as the Administrative Agent, as a Committed Lender and as the Group Agent for the PNC Group, TD Bank, as a Related Committed Lender and as the Group Agent for the TD Bank Group, and Conduit Lender, in each case, under the Receivables Financing Agreement, as applicable, shall have received all fees and other amounts due and payable to it under the Transaction Documents and in connection with the Amendment Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out-of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice.
(f)    No Event of Default or Unmatured Event of Default, as set forth in Section 9.01 of the Receivables Financing Agreement, shall have occurred and be continuing.
(g)    Each Group Agent shall have received a fully executed copy of an amendment to the Limited Liability Company Agreement of the Borrower, in form and substance satisfactory to such Group Agents, conforming the registered agent of the Borrower to the Borrower’s certificate of formation, and by release of their respective signatures hereto, each Group Agent consents to such amendment.
SECTION 5.    Amendment. The Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment shall apply to the Receivables Financing Agreement as of the date hereof. Except as amended by this Amendment, the Receivables Financing Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 7.    Captions. The headings of the Sections of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
SECTION 8.    Successors and permitted assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the Borrower, the Servicer, the Administrative Agent, the Group Agents, the Lenders, and, with respect to Section 11 hereof, the Performance Guarantor and their respective successors and permitted assigns.

SECTION 9.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10.    Governing Law and Jurisdiction. The provisions of the Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.
SECTION 11.    Ratification of Performance Guarantee. After giving effect to the Amendment Documents, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
OLIN FINANCE COMPANY, LLC,
as the Borrower
By: /s/ Teresa M. Vermillion
Name: Teresa M. Vermillion
Title: V.P. & Treasurer
OLIN CORPORATION,
as the Servicer
By: /s/ Teresa M. Vermillion
Name: Teresa M. Vermillion
Title: V.P. & Treasurer

Amendment 3 to RFA (Olin)

Acknowledged and reaffirmed by, with respect to Section 11 hereof, as of the date first written above:
OLIN CORPORATION,
as the Performance Guarantor
By: /s/ Teresa M. Vermillion
Name: Teresa M. Vermillion
Title: V.P. & Treasurer

Amendment 3 to RFA (Olin)

PNC BANK, NATIONAL ASSOCIATION,
as the Administrative Agent
By: /s/ Michael Brown
Name: Michael Brown
Title:     Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as the Group Agent for the PNC Group
By: /s/ Michael Brown
Name: Michael Brown
Title:     Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Committed Lender
By: /s/ Michael Brown
Name: Michael Brown
Title:     Senior Vice President

Amendment 3 to RFA (Olin)

THE TORONTO-DOMINION BANK,
as the Group Agent for the TD Bank Group
By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director
THE TORONTO-DOMINION BANK,
as a Related Committed Lender
By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director
COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, the TORONTO-DOMINION BANK,
as Conduit Lender for the TD Bank Group
By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director

Amendment 3 to RFA (Olin)

Acknowledged and agreed to by, as of the date first written above:
PNC CAPITAL MARKETS LLC,
as the Structuring Agent
By: /s/ Michael Brown
Name: Michael Brown
Title: Managing Director

Amendment 3 to RFA (Olin)

Exhibit A to Amendment 3 to RFA
SCHEDULE I
Commitments

PNC Group
Party	Capacity	Maximum Commitment
PNC	Committed Lender	$150,000,000
PNC	Group Agent	N/A
TD Bank Group
TD Bank	Related Committed Lender	$100,000,000
TD Bank	Group Agent	N/A

Exh. A-1

Exhibit B to Amendment 3 to RFA
SCHEDULE III
Notice Addresses
(A)    in the case of the Borrower, at the following address:
Olin Finance Company, LLC
190 Carondelet Plaza, Suite 1530
Clayton, MO 63105
Attention: Teresa M. Vermillion
Telephone: (314) 480-1443
Facsimile: (314) 480-1487
Email: TMVermillion@olin.com
(B)    in the case of the Servicer, at the following address:
Olin Corporation
190 Carondelet Plaza, Suite 1530
Clayton, MO 63105
Attention: Teresa M. Vermillion
Telephone: (314) 480-1443
Facsimile: (314) 480-1487
Email: TMVermillion@olin.com
(C)    in the case of PNC or the Administrative Agent, at the following address:
PNC Bank, National Association
300 Fifth Avenue
Pittsburgh, PA 15222
Attention: Robyn Reeher
Telephone: (412) 768-3090
Facsimile: (412) 762-9184
Email: robyn.reeher@pnc.com
(D)    in the case of TD Bank or the Conduit Lender, at the following address:
The Toronto-Dominion Bank
130 Adelaide Street West, 12th Floor
Toronto, ON, M5H 3P5
Attention: ASG Asset Securitization
Telephone: (416) 307-6035
Email: ASGOperations@tdsecurities.com

Exh. B-1

(E)    in the case of any other Person, at the address for such Person specified in the other Transaction Documents; in each case, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

Exh. B-2

Exhibit C to Amendment 3 to RFA
SCHEDULE V
Financial Covenant
Financial Covenant Definitions.
“Consolidated Net Leverage Ratio” shall have the same meaning attributed to such term in the Credit Agreement.
“Credit Agreement” means that certain Credit Agreement, dated as of July 16, 2019, by and among Olin, Blue Cube Spinco LLC (“Blue Cube”), the lenders listed on the signature pages thereof, and Wells Fargo Bank, National Association, as administrative agent (“Wells Fargo”), as amended by that certain First Amendment to Credit Agreement, dated as of December 20, 2019, by and among Olin, Blue Cube, the lenders listed on the signature pages thereof, and Wells Fargo, and so long as PNC and TD Bank are each a lender under the Credit Agreement as may be further amended, restated, amended and restated, supplemented, waived, extended, refinanced, replaced or otherwise modified from time to time.
Financial Covenant.
Olin, so long as it is the Servicer or Performance Guarantor, shall comply with the Consolidated Net Leverage Ratio as required by the Credit Agreement.

Exh. C-1